CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Exhibit 10.5

FIRST AMENDMENT TO THE

LICENSE AGREEMENT

This First Amendment to the License Agreement (this “First Amendment”) is entered into as of October 2, 2024 (the “First Amendment Effective Date”) by and between Pharmosa Biopharm Inc., a corporation incorporated under the laws of Taiwan having a place of business at 11F.-3, No. 508, Section 7, Zhongxiao East Road, Nangang District, Taipei City 115, Taiwan (“Licensor”), and Liquidia Technologies, Inc., a corporation incorporated under the laws of the State of Delaware, USA having a place of business at 419 Davis Drive, Suite 100, Morrisville, NC 27560, USA (“Company”), for the purpose of amending that certain License Agreement, dated as of June 28, 2023, by and between Licensor and Company (the “Agreement”).  Licensor and Company may be referred to herein as a “Party” or, collectively, as the “Parties”.  Capitalized terms used and not otherwise defined in First Amendment shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, the Parties entered into the Agreement, pursuant to which, inter alia, Licensor granted to Company an exclusive license under the Licensor Technology to Develop, have Developed, manufacture, have manufactured, use and Commercialize Products in the Field in the Territory, as more fully set forth therein;

WHEREAS, pursuant to Section 13.9 of the Agreement, the Parties desire to amend the Agreement to, inter alia, (a) expand the Territory, (b) amend the Development Milestones and Sales Milestones and (c) waive the terms of certain provisions in the Agreement, as more fully set forth herein; and

WHEREAS, concurrently with the execution of First Amendment, the Parties are entering into that certain Device License Agreement, dated as of the First Amendment Effective Date (the “Device License”), pursuant to which, inter alia, Licensor is granting to Company certain rights and licenses under certain intellectual property rights controlled by Licensor to develop, have developed, manufacture, have manufactured, use and commercialize Devices and Device Products (each as defined in the Device License), as more fully set forth therein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreement set forth herein, set forth in the Agreement and set forth in the Device License, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.	Amendments. The Agreement is hereby amended as follows:

a.	Section 1.42 (“Net Sales”) of the Agreement is hereby amended by adding the following language to the end of such Section:

Sales of Devices and Device Products made pursuant to the Device License, which sales, if for Product, would otherwise constitute sales subject to the “Net Sales” definition under this Agreement, shall be included in the calculation of Net Sales under this Agreement in accordance with the terms and conditions of this definition.

b.	Section 1.60 (“Territory”) of the Agreement is hereby amended and restated as follows:

802475447.3

1.60

“Territory” means all of the countries, jurisdictions and territories in the world, except China (including Hong Kong and Macao), North Korea, the Republic of Korea, Taiwan, Kingdom of Saudi Arabia, United Arab Emirates, Kuwait, Qatar, Oman, Bahrain, Iraq, Egypt, Lebanon, Jordan, Morocco, Algeria, Iran, Tunisia, Sudan, Yemen, Libya, Syria, Turkey, Malaysia, Indonesia, Thailand, Philippines, Singapore, Brunei, Vietnam, Lao, Cambodia and Myanmar.

c.	Article 1 (Definitions) of the Agreement is hereby amended by adding the following definitions to the end of such Article:

1.68“Device” means a Device (as defined in the Device License).

1.69	“Device License” means that certain Device License Agreement, dated as of October 2, 2024, by and between Licensor and Company, as may be amended from time to time.

1.70“Device Product” means a Combination Product containing a Device.

1.71	“EMA” means the European Medicines Agency and any successor Regulatory Authority thereto.

1.73

“European Union” means the organization of the member states of the European Union, as it may be constituted from time to time during the Term.  For purposes of this Agreement, the United Kingdom shall continue to be treated as being part of the European Union, notwithstanding the withdrawal of it from the EU.

1.74	“PMDA” means the Pharmaceuticals and Medical Devices Agency in Japan or any successor Regulatory Authority thereto.

d.	Section 6.2 (Development Milestones) of the Agreement is hereby amended by including the following additional one-time Development Milestones to the table set forth therein:

Development Milestone	Milestone Payment USD
Initiation (i.e., first dosing of the first patient) of the first Phase III Clinical Trial of a Device Product in the European Union (in PH-ILD)	[***]
MAA approval by the EMA for a Product (in PAH and/or PH-ILD)	[***]
MAA approval by the EMA for a Product (in each Indication other than PAH or PH-ILD)*	[***]
MAA approval by the PMDA for a Product (in the first (1st) Indication between PAH and PH-ILD)	[***]
Approval by the PMDA of an NDA for a Product (in the second (2nd) Indication between PAH and PH-ILD)	[***]
Approval by the PMDA of an NDA for a Product (in each Indication other than PAH or PH-ILD)*	[***]

Regulatory Approval by an applicable Regulatory Authority for a Product in the first Indication in the first country outside of North America, the European Union, or Japan	[***]

e.	Section 6.3 (Sales Milestones) of the Agreement is hereby amended and restated in its entirety as follows:

6.3	Sales Milestones. Company shall pay Licensor the following one-time, non-refundable, non-creditable amounts for the first achievement of the following sales event milestone events (the “Sales Milestones”).

Sales Milestones	Milestone Payment USD
The first Calendar Year in which annual Net Sales of the Products in North America exceed [***] (the “First NA Sales Milestone”)	[***]
The first Calendar Year in which annual Net Sales of the Products in North America exceed [***] (the “Second NA Sales Milestone”)	[***]
The first Calendar Year in which annual Net Sales of the Products in North America exceed [***] (the “Third NA Sales Milestone”)	[***]

The first Calendar Year in which annual Net Sales of the Products in North America exceed [***] (together with the First NA Sales Milestone, the Second NA Sales Milestone and the Third NA Sales Milestone, the “NA Sales Milestones”)

[***]
The first Calendar Year in which annual Net Sales of the Products in the Territory (other than North America) exceed [***] (the “First Ex-NA Sales Milestone”)	[***]
The first Calendar Year in which annual Net Sales of the Products in the Territory (other than North America) exceed [***] (the “Second Ex-NA Sales Milestone”)	[***]

First Calendar Year in which annual Net Sales of the Products in the Territory (other than North America) exceed [***] (together with the First Ex-NA Sales Milestone and the Second Ex-NA Sales Milestone, the “Ex-NA Sales Milestones”)

[***]

Company shall deliver written notice to Licensor within sixty (60) days following the end of the Calendar Year in which a Sales Milestone occurs and Licensor shall issue Company an invoice for the amount of the corresponding Sales Milestone payment, which invoice Company shall pay within [***] days following receipt of such invoice.

For the avoidance of doubt, each aforementioned Sales Milestone payment shall be made only once and only with respect to Net Sales of the Products.

The achievement of a higher NA Sales Milestone or Ex-NA Sales Milestone, as applicable, shall trigger the payment of a lower NA Sales Milestone or Ex-NA Sales Milestone, respectively, in addition to the payment of the Milestone Payment for such higher Sales Milestone, in the event such lower Sales Milestone had not been triggered prior to achievement of the higher Sales Milestone.  For the avoidance of doubt, in no event shall the achievement of any NA Sales Milestone trigger the payment of an Ex-NA Sales Milestone or vice versa.

For the avoidance of doubt, the total maximum Sales Milestones payable under this Section 6.3 shall not exceed [***].

For clarity, Net Sales of Devices and Device Products shall be included in calculating whether a Sales Milestone has been achieved.

f.	Section 6.4 (Royalty Payments for Product) of the Agreement is hereby amended by including the following text after the heading of Section 6.4. For clarity, the remaining provision of Section 6.4, including Sections 6.4.1 and 6.4.2, shall remain in effect.

6.4	Royalty Payments for Product. For the purposes of all royalty calculations, rights, and obligations in this Section 6.4, all references to “Product” shall include Devices and Device Products.

g.	Section 6.5 (Compulsory License) of the Agreement is hereby amended by including the following at the end of such Section:

In the case of any Compulsory License and Compulsory License Compensation (each as defined in the Device License) with respect to a Device or Device Product, the terms of this Section 6.5 shall apply to the calculation of Net Sales on such Device or Device Product mutatis mutandis.

h.	Section 6.6 (Third Party License Agreements and Device Agreement) of the Agreement is hereby amended by amending and restating the first sentence of such Section in its entirety as follows:

In the event that, to avoid infringement of the Third Party’s intellectual property rights by either (a) (i) use of the Licensor Technology under the Licensed Rights under this Agreement or (ii) use the Licensor Technology under the Licensed Rights (each as defined in the Device License) under the Device License or (b) Developing, manufacturing or Commercializing the Existing Product, Devices, or Device Products, it is reasonably necessary for Company to make payments to a Thid Party with respect to a license under such Third Party’s intellectual property rights, to develop, manufacture, use, or sell a Product, Device or Device Product in the Field in the Territory, Company will be entitled to deduct an amount equal to [***] of any such amounts due to such Third Party for such license from any amounts payable to Licensor under Section 6.4.

i.	Section 6.9 (Royalty Reports and Records Retention) is hereby amended to replace each reference to “Product” with “Product, Device or Device Product”.

j.	Section 11.2.1 (Material Breach) of the Agreement is hereby amended by adding the following sentences at the end of such Section:

For the avoidance of doubt, in no event shall a breach of any material obligation under this Agreement be deemed a breach of any material obligation under the Device License or be deemed to give rise to a right of termination under the Device License.

2.	Additional Acknowledgements and Agreements.

a.	No Double-Counting. Notwithstanding anything in First Amendment, the Agreement (including as amended hereunder), the Device License or any other agreement between the Parties or their Affiliates, (i) there will be no double counting of any costs or expenses in the calculation of any amounts due from Company or its Affiliates to Licensor or its Affiliates under the Agreement, the Device License or any other agreement between the Parties or their Affiliates, and (ii) in no event shall sales (including the calculation of Net Sales) of any Device or Product be double-counted under this Agreement, the Device License or any other agreement between the Parties or their Affiliates, including with respect to the calculation of royalties due under any such agreements or the achievement of any threshold for sales milestones (including Sales Milestones) under any such agreements.

b.	Limited Waiver of Section 6.6. For the avoidance of doubt, Section 6.6 of the Agreement shall not apply with respect to any payments made by Company to Licensor pursuant to the Agreement as of the Amendment Effective Date. Section 6.6 of the Agreement shall also not apply with respect to any payments made by Company to manufacturers of a Device so long as the milestone payments and royalties payable by Company to such manufacturers do not exceed [***]. In the event that the milestone payments and royalties payable by Company to such manufacturers do exceed [***], Section 6.6 of the Agreement shall apply only to the excess. It is the Parties’ understanding that Licensor’s agreement to permit Company to deduct milestone payments and royalties due to a manufacturer from amounts payable to Licensor under Section 6.6 of the Agreement is conditioned upon Company’s good faith cooperation in obtaining reasonable payment terms from such manufacturer, including allowing Licensor to be the only party communicating with such manufacturer (until such time that Company enters into, or has assigned to it by Licensor, a Device Agreement); provided, however, that (a) Licensor shall not execute a supply agreement with such manufacturer without the prior written consent of Company and (b) Licensor shall subsequently take reasonable action, such as assignment of such agreement to Company to the extent permitted (in which event it shall be deemed a Device Agreement), to allow Company to order directly from such manufacturer. Section 6.6 of the Agreement shall also not apply with respect to any payments made by Company to any other manufacturer unless and until Company reasonably determines that reasonable doubt has arisen as to whether the Devices are viable development candidates, at which time any payments made to any such entity may be deducted pursuant to Section 6.6 of the Agreement.

3.	Amendment Fee. As partial consideration for the rights granted in this First Amendment and the Device License, Company shall pay, or cause to be paid, to Licensor a non-refundable and non-creditable fee of [***] within thirty (30) days following Company’s receipt of an invoice from Licensor following the First Amendment Effective Date.

4.	No Other Amendments. All other terms and conditions of the Agreement shall remain in full force and effect. This First Amendment, together with the Agreement and the Device License (as incorporated into this First Amendment and the Agreement herein), constitutes the entire agreement between the Parties with respect to the subject matter hereof.

5.	Counterparts. This First Amendment may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A facsimile or a portable document format (PDF) copy of this First Amendment, including the signature pages, will be deemed an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed First Amendment through their authorized representatives as of the First Amendment Effective Date.

Roger
PHARMOSA BIOPHARM INC. By:__/s/ Pei Kan________________________________ Name:Pei Kan Title:President	LIQUIDIA TECHNOLOGIES, INC. By:_/s/ Roger Jeffs_____________________ Name:Roger Jeffs Title:CEO